SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 5, 2003

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

This Amendment 1 is being filed to furnish pro forma financial information as required by Article 11 of Regulation S-X in connection with the transaction described in Item 2 of this Current Report on Form 8-K, originally filed on June 5, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements

Combined Financial Statements of Med-Staff, Inc. and Medical Professional Contractors for the years ended December 31, 2002 and 2001 with Report of Independent Auditors are filed as Exhibit 99.1 to this Current Report and incorporated into this Amendment No. 1 to Current Report on Form 8-K.

Financial Statements of Med-Staff, Inc. for the period from January 1, 2003 to June 4, 2003, together with Report of Independent Auditors are filed as Exhibit 99.2 to this Current Report and incorporated into this Amendment No. 1 to Current Report on Form 8-K.

(b)  Pro Forma Financial Information

The Unaudited Pro Forma Consolidated Financial Information of Cross Country Healthcare, Inc. and Med-Staff, Inc. for the three months ended March 31, 2003, as of March 31, 2003 and for the year ended December 31, 2002 are filed as exhibit 99.3 to this Current Report and incorporated into this Amendment No. 1 to Current Report on Form 8-K.

(c)  Exhibits.

Exhibit

Description

99.1

Combined Financial Statements of Med-Staff, Inc. and Medical Professional Contractors for the years ended December 31, 2002 and 2001 with Report of Independent Auditors.

99.2

Financial Statements of Med-Staff, Inc. for the period from January 1, 2003 to June 4, 2003, together with Report of Independent Auditors.

99.3

The Unaudited Pro Forma Consolidated Financial Information of Cross Country Healthcare, Inc. and Med-Staff, Inc. for the three months ended March 31, 2003, as of March 31, 2003 and for the year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:

/s/  Emil Hensel

Name:

Emil Hensel

Dated:  August 4, 2003

Title:

Chief Financial Officer

Links

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.